JPMorgan Investor Funds

JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Balanced Fund
JPMorgan Investor Growth & Income Fund
JPMorgan Investor Growth Fund
(All Share Classes)
(each, a series of JPMorgan Trust II)

Supplement dated June 17, 2009
to the Prospectuses dated November 1, 2008, and as supplemented

Adjournment of Special Shareholder Meeting

A special meeting of shareholders of JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Balanced Fund, JPMorgan Investor Growth & Income Fund, and JPMorgan Investor Growth Fund (collectively, the “Investor Funds”) was held on June 15, 2009 to consider proposals to change the fundamental investment objective of each of the Investor Funds to a new non-fundamental investment objective and to eliminate a fundamental investment restriction for each Investor Funds which currently allows them only to invest in other JPMorgan funds. The shareholder meeting on June 15, 2009 with respect to these proposals has been adjourned until 4:00 p.m. New York time on June 22, 2009.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-INV-609